                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


FIXED INCOME

Annual Report 2003
--------------------------------------------------------------------------------
                      DELAWARE TAX-FREE PENNSYLVANIA FUND


[LOGO] POWERED BY RESEARCH.(SM)

Table
   OF CONTENTS

Letter to Shareholders                                          1

Portfolio Management Review                                     3

New at Delaware                                                 5

Performance Summary                                             6

Financial Statements:

  Statement of Net Assets                                       8

  Statement of Operations                                      13

  Statements of Changes
    in Net Assets                                              14

  Financial Highlights                                         15

  Notes to Financial
    Statements                                                 18

Report of Independent
  Auditors                                                     20

Board of Trustees/Officers                                     21

Funds are not FDIC insured and are not guaranteed.
It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware
Management Company, a series of Delaware
Management Business Trust, which is a registered investment advisor.

(C) 2003 Delaware Distributors, L.P.

Delaware Investments
   POWERED BY RESEARCH

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o  Astute security selection is essential when seeking a performance advantage.

o  Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o  U.S. growth equity
o  U.S. value equity
o  U.S. fixed income
o  International and global
o  U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 185 seasoned investment professionals -- of whom 124 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter                                      Delaware Tax-Free Pennsylvania Fund
   TO SHAREHOLDERS                          March 10, 2003

Recap of Events
It was a dreary 12 months ended February 28, 2003, with the U.S. economy mired in a period of slow growth and mixed economic indicators.

Stocks gained ground one day only to lose it shortly thereafter, partly as a result of lower investor confidence in the quality and transparency of corporate earnings in the wake of Enron and other bookkeeping scandals. Earnings disappointments and downward revisions, middling economic indicator numbers, and worries over terrorism and the possibility of war in the Middle East also pushed equities lower.

Though the most recent recession ended in late 2001, real, or inflation-adjusted, growth in gross domestic product (GDP) for 2002 averaged +2.9% (Source: Bloomberg) -- about half the growth rate the economy usually exhibits during periods of recovery.

Businesses have been reluctant to commit their capital during this period of uncertainty and volatility. Not even historically low interest rates spurred corporate investment. The Federal Reserve lowered rates 11 times in 2001 and once in 2002, leaving the benchmark fed funds rate at 1.25% -- the lowest it's been in more than 40 years. In fact, subtracting the inflation rate shows that the fed funds rate was functionally negative during this annual period.

Corporate bonds as a group experienced more credit downgrades than upgrades for the seventh straight year. For the fourth consecutive year, however, municipal bonds saw many more upgrades than downgrades (Source: Moody's Investors Service). As a result, we believe investors interested in relative safety increasingly turned to municipal bonds.

The yield curve -- a measure of the return of short-term versus long-term debt -- was particularly steep during the 12-month period. According to the Municipal Market Data High Grade (AAA) Yield Curve, the spread between one-year AAA-rated municipal bonds and 30-year AAA-rated municipal bonds began the period at 3.51% and ended February 2003 at 3.65%. The peak in January was at 3.75%.

Market Outlook
During the remainder of 2003, we will look for increasing but modest economic growth. We believe businesses will likely invest more capital following a resolution with Iraq. Gold prices and commodity indicators point to the possibility of upward inflationary pressures. In our opinion, bond yields will be moderately higher by the end of the year.

Though we believe that much of the refinancing activity has ended, we expect strong inflows for municipal bond funds during 2003. Fiscal stress will likely mean that bonds will be issued to pay for projects that would otherwise have been funded by other revenue. Of course, some municipal projects will be put off until better economic times.

 Total Return
 For the period ended February 28, 2003                               One Year
 Delaware Tax-Free Pennsylvania Fund-- Class A Shares                  +7.29%
 Lipper Pennsylvania Municipal Debt Funds Average (62 funds)           +6.49%
 Lehman Brothers Municipal Bond Index                                  +7.67%
--------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the index can be found on page 6. The Lipper Pennsylvania Municipal Debt Funds Average represents the average return of a peer group of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.
Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.

We think that the Fed will likely follow the bond market's lead in setting interest rates and that municipal bond rates will rise in the next two quarters, with an initial rise at the long end of the curve. However, we believe that this cycle will see short-term rates ultimately rise more than long- term rates, in response to the Fed's move toward neutrality or higher rates.

We believe that municipal bond funds continue to be important investment vehicles that can provide diversification and tax-advantaged investing. Thank you for your continued commitment to Delaware Investments.

Sincerely,

/s/ Jude T. Driscoll

Jude T. Driscoll
President and Chief Executive Officer,
Delaware Management Holdings, Inc.


/s/ David K. Downes

David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                   Delaware Tax-Free Pennsylvania Fund
   MANAGEMENT REVIEW                        March 10, 2003

Fund Managers
Mitchell L. Conery
Senior Portfolio Manager

Patrick P. Coyne
Deputy Chief Investment Officer -- Fixed Income

Joseph R. Baxter
Portfolio Manager

The Fund's Results
Nationwide, 2002 saw a record $357 billion in municipal bond supply, a 25% increase over 2001. Issuers looked to take advantage of lower interest rates, driving refinancing up 45%. New money was also up 21%. Pennsylvania had $14.8 billion in new issuance, an increase of 12.6% over 2001. Pennsylvania was the fifth largest issuer, up from number six in our last annual report (Source:
Bloomberg).

Cash flow into municipal bond funds increased dramatically during the period. The net new cash flow into municipal bond funds for 2002 was $16.44 billion, up from $11.59 billion in 2001 (Source: ICI).

Municipal bond credit upgrades exceeded downgrades twofold, resulting in a healthy supply of high-quality debt. A comparison of national bond yields also shows municipal bond yields, when related to comparable-term Treasury bond yields, are currently near all-time highs. The 30-year Treasury bond yielded 4.67% as of the end of February 2003. By comparison, the national average yield on the 30-year AAA-rated municipal bond was 4.62%. The difference at least partly reflects Treasury's much greater supply.

Portfolio Highlights
For the fiscal year ended February 28, 2003, Delaware
Tax-Free Pennsylvania Fund returned +7.29% (Class A shares at net asset value with distributions reinvested), outperforming the Lipper Pennsylvania Municipal Debt Funds Average return of +6.49%, but slightly underperforming the Lehman Brothers Municipal Bond Index gain of +7.67%.

During the past year, Pennsylvania suffered from the same economic malaise that affected the rest of the country. The state's tourism and manufacturing sectors suffered, though not, we believe, to a degree disproportionate to other states.

In fact, Pennsylvania had at least one bright spot: healthcare, as represented by the state's large number of drug companies. We continue to favor the healthcare sector, which we believe has benefited from a new level of professional management in a more difficult reimbursement environment. We also believe that hospitals have responded well to the overall challenging economic circumstances.

Even so, we sold hospital bonds to lessen our credit exposure and diversify our portfolio. For example, the Fund sold $8 million worth of bonds issued by Philadelphia Hospitals and Higher Education Facilities Authority for Jeanes Hospital. In addition, pharmaceuticals generally performed better than other market sectors and we saw good demand for these bonds during the period.

We lessened the Fund's duration from 8.14 years 12 months ago to 6.73 years in response to the likelihood that interest rates will rise in the foreseeable future, in our opinion. We took only moderate advantage of the steep yield curve as we tried to minimize interest rate exposure.

As interest rates declined, we saw new demand for some of our holdings. Sales of these bonds helped Fund performance. We sold University of Pennsylvania, Allegheny County Hospital, and McGuffey School District bonds.

A number of our bonds were called during the reporting period, a consequence of municipalities' desire to access lower interest rates. In reinvesting these funds, we bought at current coupons and accepted somewhat lower yields.
We bought nearly $14 million of Allegheny Higher Education for Chatham College bonds at a 5.75% yield; modest sales brought our position to just over $11.7 million as of this report. Higher education continues to represent a substantial portion of our holdings. Difficult job markets and increasing global competition have underscored the need for higher education.

Outlook
We expect the economy may continue to recover slowly. With more than a year of historically low interest rates behind us, we believe the seeds for an economic recovery have been sown. Resolving the crisis in Iraq may add further momentum to economic growth.

If the national economy rebounds, we would look for an eventual rise in interest rates. Yet we are anticipating that any rise in rates may be gradual, paralleling our expected gradual improvement in the economy. Rising rates would have a negative impact on the bond market - particularly in the more-interest-rate-sensitive short end of the yield curve. However, we believe the slow pace of the rise will enable us to effectively manage the portfolio through such an environment.

===========================================================================
PORTFOLIO CHARACTERISTICS
As of February 28, 2003
---------------------------------------------------------------------------
Current SEC 30-Day Yield*                                            3.88%
---------------------------------------------------------------------------
Average Duration**                                              6.73 years
---------------------------------------------------------------------------
Average Maturity***                                            10.10 years
---------------------------------------------------------------------------
Average Credit Quality                                                  AA
---------------------------------------------------------------------------

  *For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. For Class B and Class C shares, the SEC 30-day yield was 3.28%.

 **Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

***Average Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.
================================================================================

While we will continue to monitor the economy closely and make adjustments to the portfolio as needed, we have no current plans to alter our management strategy. As long as interest rates remain at historic lows, we expect to make relatively few trades. We will continue to seek attractive new municipal investment opportunities as they become available, and manage portfolio risk for our shareholders.

Tax-Equivalent Yields
30-Year Municipal Bonds
As of February 28, 2003


AAA Tax-Equivalent Yield       5.44%       6.33%     6.60%    7.11%     7.52%

AA Tax Equivalent Yield        5.59%       6.51%     6.79%    7.31%     7.74%
                              --------   --------  --------  --------  --------
                                 15%        27%       30%      35%      38.6%

                               Income Tax Bracket

As of February 28, 2003, the yield on 30-year AAA-rated municipal bonds nationally was 4.62% and the yield on 30-year AA-rated municipal bonds nationally was 4.75% (Source: Bloomberg). The chart shows what the equivalent yield would be on a taxable investment for investors in each tax bracket. Principal and interest of municipal bonds, unlike U.S. Treasury securities, are not guaranteed by the U.S. government. The above illustration is not intended to represent the yield of any mutual fund from Delaware Investments.

New
   AT DELAWARE
===============================================================================

Simplify your life.                                       [Graphic Omitted]
   MANAGE YOUR INVESTMENTS                                 e:delivery logo
                    ONLINE!

Get Account Access, Delaware Investments' secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and the highest level of Web security available. You also get:

o  Hassle-Free Investing -- Make online purchases and redemptions at any time.

o Simplified Tax Processing -- Automatically retrieve your Delaware Investments accounts' 1099 information and have it entered directly into your 1040 tax return. Available only with Turbo Tax(R) software.

o Less Mail Clutter -- Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Visit www.delawareinvestments.com, select individual investor, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday to assist with any questions.

===============================================================================

Delaware
   TAX-FREE PENNSYLVANIA FUND

Fund Basics
As of February 28, 2003
--------------------------------------------------
Fund Objective:
The Fund seeks a high level of current interest
income exempt from federal income tax and
certain Pennsylvania state and local taxes,
consistent with preservation of capital.
--------------------------------------------------
Total Fund Net Assets:
$709.15 million
--------------------------------------------------
Number of Holdings:
127
--------------------------------------------------
Fund Start Date:
March 23, 1977
--------------------------------------------------
Your Fund Managers:
Mitchell L. Conery joined Delaware Investments in
January 1997. Mr. Conery holds a bachelor's degree from Boston University and an MBA in finance from the State University of New York at Albany. He has served as an investment officer with Travelers
Insurance and as a research analyst with CS First
Boston and MBIA Corporation.

Patrick P. Coyne is a graduate of Harvard
University with an MBA from the University of Pennsylvania's Wharton School. Mr. Coyne joined
Delaware Investments' fixed-income department in
1990. Prior to joining Delaware Investments, he was a manager of Kidder, Peabody & Co. Inc.'s trading desk, and specialized in trading high-grade municipal bonds and municipal futures contracts. Mr. Coyne is a member of the Municipal
Bond Club of Philadelphia.

Joseph R. Baxter is a graduate of LaSalle
University where he earned his undergraduate degree in finance and marketing. Prior to joining
Delaware in 1999, he held investment positions with First Union. Most recently, he served as a municipal portfolio manager for the Evergreen
Funds.

--------------------------------------------------
Nasdaq Symbols:
Class A  DELIX
Class B  DPTBX
Class C  DPTCX

Fund Performance
Average Annual Total Returns

Through February 28, 2003                                     Lifetime   10 Years      Five Years  One Year
-------------------------------------------------------------------------------------------------------------
Class A (Est. 3/23/77)
Excluding Sales Charge                                         +6.30%      +5.18%       +4.66%       +7.29%
Including Sales Charge                                         +6.12%      +4.69%       +3.69%       +2.52%
-------------------------------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
Excluding Sales Charge                                         +4.69%                   +3.83%       +6.46%
Including Sales Charge                                         +4.69%                   +3.58%       +2.46%
-------------------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge                                         +4.24%                   +3.83%       +6.46%
Including Sales Charge                                         +4.24%                   +3.83%       +5.46%
-------------------------------------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and for periods after June 1, 1992, have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for Class A shares of Delaware Tax-Free Pennsylvania Fund during the period included in the lifetime total return numbers shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph on the following page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
February 28, 1993 through February 28, 2003


                               [GRAPHIC OMITTED]


  Delaware Tax-Free Pennsylvania Fund Performance of $10,000 investment chart

                                                               Lehman Brothers
                                   Delaware Tax-Free            Municipal Bond
                                   Pennsylvania Fund                Index
               2/28/1993                 $9,550                    $10,000
               2/28/1994                $10,087                    $10,554
               2/28/1995                $10,178                    $10,753
               2/28/1996                $11,203                    $11,941
               2/28/1997                $11,691                    $12,598
               2/28/1998                $12,590                    $13,750
               2/28/1999                $13,174                    $14,595
               2/28/2000                $12,489                    $14,291
               2/28/2001                $13,799                    $16,056
               2/28/2002                $14,735                    $17,147
               2/28/2003                $15,809                    $18,462

Chart assumes $10,000 invested on February 28, 1993 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                   Delaware Tax-Free Pennsylvania Fund
   OF NET ASSETS                            February 28, 2003

                                                         Principal   Market
                                                          Amount      Value
Municipal Bonds - 98.68%
Airport Revenue Bonds - 2.10%
 Allegheny County Airport Revenue
  (Pittsburgh International Airport
  Project) Series A 5.75% 1/1/14
  (MBIA) (AMT)                                      $ 6,910,000      $7,902,759
 Lehigh Northampton Airport
  Authority Revenue Series A
  6.00% 5/15/25 (MBIA) (AMT)                          1,525,000       1,649,349
  6.00% 5/15/30 (MBIA) (AMT)                          2,700,000       2,911,572
 Philadelphia Authority for Industrial
  Development Revenue
  (Sub-Air Cargo Project)
  Series A 7.50% 1/1/25 (AMT)                         2,500,000       2,440,700
                                                                    -----------
                                                                     14,904,380
                                                                    -----------
Continuing Care/Retirement Bonds - 2.54%
 Allegheny County Residential Finance
  Authority Health Care
  Facilities Revenue
  (Lemington Home for Aged Project)
  Series A 5.75% 5/20/37                              1,000,000       1,043,470
 Bucks County Industrial Development
  Authority Multi-Family
  County-Guaranteed
  (New Hope Manor Project) Series A
  5.40% 3/1/22 (AMT)                                  1,265,000       1,315,221
  5.50% 3/1/41 (AMT)                                  5,340,000       5,530,424
+Delaware County Authority Revenue
  (Main Line & Haverford Nursing and
  Rehabilitation Center)
  9.00% 8/1/22                                        1,865,000       1,131,551
 Lancaster County Hospital Authority
  (Willow Valley Retirement
  Community Project)
  5.875% 6/1/31                                       2,100,000       2,134,986
 Lancaster Authority for Industrial
  Development Revenue
  (Garden Spot Village Project) Series A
  7.625% 5/1/31                                       1,650,000       1,726,494
 Philadelphia Authority for Industrial
  Development Revenue
  (Stapley Hall Germantown
  Continuing Care Community Project)
  6.60% 1/1/16                                        5,250,000       5,107,935
                                                                    -----------
                                                                     17,990,081
                                                                    -----------
Corporate Backed Revenue Bonds - 3.78%
 Allegheny County Industrial Development
  Authority Environmental Improvement
  Revenue (USX Corp. Project)
  5.50% 12/1/29                                      13,000,000      12,626,640
 Beaver County Industrial Development
  Authority Pollution Control Revenue
  (Atlantic Richfield Co. Project)
  5.95% 7/1/21                                        5,100,000       5,364,639

                                                     Principal        Market
                                                      Amount          Value
Municipal Bonds (continued)
Corporate Backed Revenue Bonds (continued)
++Bucks County Industrial Development
   Authority Environmental Improvement
   Revenue (USX Corp. Project)
   1.10% 11/1/17                                    $ 2,250,000     $ 2,285,325
  Pennsylvania Economic Development
   Financing Authority Solid Waste
   Disposal Revenue
   (Proctor & Gamble Co. Project)
   5.375% 3/1/31 (AMT)                                6,200,000       6,532,940
                                                                    -----------
                                                                     26,809,544
                                                                    -----------
Dedicated Tax & Fees Revenue Bonds - 0.72%
  Pittsburgh and Allegheny County Public
   Auditorium Regional Asset District
   Sales Tax 5.00% 2/1/29 (AMBAC)                     5,000,000       5,081,950
                                                                    -----------
                                                                      5,081,950
                                                                    -----------
Higher Education Revenue Bonds - 12.90%
  Allegheny County Higher Education
   Building Authority Revenue
   (Chatham College Project)
   Series A 5.85% 3/1/22                                650,000         672,757
   Series A 5.95% 3/1/32                              1,000,000       1,028,480
   Series B 5.75% 11/15/35                           10,000,000      10,025,600
  Delaware County Authority
   College Revenue
   (Eastern College Project) Series B
   5.50% 10/1/19                                      1,500,000       1,492,650
   5.50% 10/1/24                                      2,850,000       2,767,493
   (Haverford College Project)
   5.75% 11/15/29                                     1,875,000       2,054,250
  Indiana County Industrial Development
   Authority Revenue
   (Indiana University Student Co-op
   Association, Inc. Project) Series A
   5.875% 11/1/24 (AMBAC)                             1,000,000       1,093,270
   5.875% 11/1/29 (AMBAC)                             1,000,000       1,091,310
  Lehigh County General Purpose
   Authority Revenue
   (DeSales University Project)
   5.125% 12/15/23 (RADIAN)                           5,435,000       5,526,743
  Lycoming County Authority College
   Revenue (Pennsylvania College
   of Technology Project)
   5.375% 7/1/30 (AMBAC)                              5,000,000       5,250,700
  Montgomery County Higher Education
   and Health Authority Revenue
   (Arcadia University Project)
   5.85% 4/1/21 (Connie Lee)                          5,465,000       6,147,742
  Pennsylvania State Higher Educational
   Facilities (Drexel University Project)
   Series A
   5.20% 5/1/29                                       1,500,000       1,518,885
   5.20% 5/1/32                                       1,000,000       1,011,600

Statement                                   Delaware Tax-Free Pennsylvania Fund
   OF NET ASSETS (CONTINUED)



                                                     Principal         Market
                                                      Amount           Value
Municipal Bonds (continued)
Higher Education Revenue Bonds (continued)
 Pennsylvania State Higher Educational
  Facilities Authority College and
  University Revenue
  (Drexel University Project)
  6.00% 5/1/29                                      $ 3,000,000     $ 3,220,830
  (Gwynedd-Mercy College Project)
  5.45% 11/1/26 (RADIAN)                              1,000,000       1,044,750
  5.50% 11/1/31 (RADIAN)                              1,000,000       1,045,750
  (Lafayette College Project)
  6.00% 5/1/30                                        2,500,000       2,852,200
  (Philadelphia University Project)
  6.00% 6/1/29 (RADIAN)                               1,800,000       1,954,440
  (Thomas Jefferson University Project)
  5.00% 1/1/29                                        5,000,000       4,988,850
  (University of Pennsylvania Project)
  4.75% 7/15/33                                       6,615,000       6,536,017
  Series B 5.90% 9/1/15                               4,205,000       4,620,622
  (Ursinus College Project)
  5.90% 1/1/27                                        1,000,000       1,101,540
 Philadelphia Hospitals and Higher
  Educational Facilities Authority
  College Revenue
  (Chestnut Hill College Project)
  6.00% 10/1/29                                       3,860,000       3,757,324
 Swarthmore Borough Authority
  College Revenue
  (Swarthmore College Project)
  5.00% 9/15/31                                      18,665,000      18,982,677
 West Cornwall Township Municipal
  Authority College Revenue
  (Elizabethtown College Project)
  6.00% 12/15/27                                      1,615,000       1,659,800
                                                                    -----------
                                                                     91,446,280
                                                                    -----------
Hospital Revenue Bonds - 17.68%
 Allegheny County Hospital Development
  Authority Revenue Health Center
  (UPMC Health Systems Project)
  Series B
  6.00% 7/1/23 (MBIA)                                 5,745,000       6,770,310
  6.00% 7/1/24 (MBIA)                                 5,000,000       5,888,200
  6.00% 7/1/26 (MBIA)                                 4,750,000       5,600,488
  6.00% 7/1/27 (MBIA)                                 9,325,000      11,022,616
 Berks County Municipal Authority
  (Health Care Reading Hospital
  Pooled Financing Project)
  5.00% 3/1/28                                       17,000,000      17,039,950
 Chester County Health and
  Educational Facilities Authority
  Health System Revenue
  (Jefferson Health Systems Project)
  Series B 5.375% 5/15/27                            14,270,000      14,404,566

                                                     Principal        Market
                                                      Amount          Value
Municipal Bonds (continued)
Hospital Revenue Bonds (continued)
 Montgomery County Higher Education
  and Health Authority Hospital
  Revenue (Abington Memorial
  Hospital Project) Series A
  5.125% 6/1/27                                     $10,000,000     $ 9,584,100
  5.125% 6/1/32                                       1,000,000         950,550
 Mount Lebanon Hospital Authority
  (St. Clair Memorial Hospital Project)
  Series A 5.625% 7/1/32                              4,500,000       4,499,640
 Pennsylvania Economic Development
  Financing Authority Revenue
  (Dr. Gertrude A. Barber
  Center, Inc. Project)
  5.90% 12/1/30 (RADIAN)                              2,250,000       2,412,023
 Pennsylvania State Higher Educational
  Facilities Authority College Revenue
  (UPMC Health Systems Project)
  Series A 6.00% 1/15/31                             10,000,000      10,450,400
 Philadelphia Hospitals and Higher
  Education Facilities Authority
  Hospital Revenue
  (Jeanes Health System Project)
  6.85% 7/1/22                                       10,000,000      10,084,100
  (Roxboro Memorial Hospital Project)
  7.25% 12/31/07                                        230,000         162,371
 Scranton-Lackawanna Health and
  Welfare Authority Revenue
  (Allied Services Rehabilitation
  Hospitals Project) Series A
  7.60% 7/15/20                                       5,640,000       5,786,414
 Southcentral General Authority Revenue
  (Wellspan Health Project)
  5.625% 5/15/26                                     20,000,000      20,740,200
                                                                    -----------
                                                                    125,395,928
                                                                    -----------
Investor Owned Utilities Revenue Bonds - 14.18%
 Beaver County Industrial
  Development Authority Pollution
  Control Revenue (Cleveland Electric
  Illuminating Project)
  7.625% 5/1/25                                       8,500,000       9,177,535
  Series A 7.75% 7/15/25                             10,000,000      10,835,200
 Cambria County Industrial Development
  Authority Pollution Control Revenue
  (Pennsylvania Electric Co. Project)
  Series A 5.80% 11/1/20 (MBIA)                       4,000,000       4,468,360
  Series B 6.05% 11/1/25 (MBIA) (AMT)                 9,700,000      10,816,761
 Carbon County Industrial
  Development Authority
  (Panther Creek Partners Project)
  6.65% 5/1/10 (AMT)                                  9,835,000      10,350,157

Statement                                   Delaware Tax-Free Pennsylvania Fund
   OF NET ASSETS (CONTINUED)

                                                     Principal        Market
                                                      Amount          Value
Municipal Bonds (continued)
Investor Owned Utilities Revenue Bonds (continued)
 Delaware County Industrial
  Development Authority Pollution
  Control Revenue
  (Philadelphia Electric Co. Project)
  Series A 5.20% 4/1/21                             $15,500,000    $ 16,210,210
 Indiana County Industrial Development
  Pollution Control Revenue
  (PSE&G Power Project)
  5.85% 6/1/27 (AMT)                                  3,000,000       2,947,440
 Lehigh County Industrial Development
  Authority Pollution Control Revenue
  (Pennsylvania Power and
  Light Co. Project)
  Series A 6.40% 11/1/21 (MBIA)                       7,000,000       7,154,490
  Series B 6.40% 9/1/29 (MBIA)                       15,000,000      16,345,050
 Montgomery County Industrial
  Development Authority Pollution
  Control Revenue
  (PECO Energy Co. Project)
  Series A 5.20% 10/1/30                              9,500,000       9,935,290
 Schuylkill County Industrial
  Development Authority Resource
  Recovery Revenue (Schuylkill Energy
  Resources, Inc. Project)
  6.50% 1/1/10 (AMT)                                  2,315,000       2,344,470
                                                                   ------------
                                                                    100,584,963
                                                                   ------------
Miscellaneous Revenue Bonds - 9.56%
  Delaware Valley Regional Finance
   Authority Local Government Revenue
   Series A 5.50% 8/1/28 (AMBAC)                     10,000,000      11,212,900
**First Albany Corp. Municipal Trust,
   Inverse Floater
   6.48% 12/15/14 (AMBAC)                            46,500,000      54,862,095
++Philadelphia Gas Works Revenue
   Capital Appreciation Series C
   6.54% 1/1/12 (AMBAC)                               2,500,000       1,758,350
                                                                   ------------
                                                                     67,833,345
                                                                   ------------
Municipal Lease Revenue Bonds - 0.87%
  Dauphin County General Authority
   Office and Parking (Forum Place
   Project) Series A 6.00% 1/15/25                    9,210,000       4,605,553
  Philadelphia Authority for Industrial
   Development Lease Revenue
   Series B 5.25% 10/1/30 (FSA)                       1,500,000       1,567,170
                                                                   ------------
                                                                      6,172,723
                                                                   ------------

                                                     Principal        Market
                                                      Amount          Value

 Municipal Bonds (continued)
 Parking Revenue Bonds - 0.72%
   Pennsylvania Economic Development
    Financing Authority Revenue
    (30th Street Station Garage Project)
    5.875% 6/1/33 (ACA)                             $4,500,000     $  4,541,985
   Philadelphia Parking Authority Revenue
    5.00% 2/1/27 (AMBAC)                               590,000          600,915
                                                                   ------------
                                                                      5,142,900
                                                                   ------------
 Political Subdivision General Obligation Bonds - 0.29%
   Lancaster County Series A
    5.00% 11/1/27 (FGIC)                             2,000,000        2,042,380
                                                                   ------------
                                                                      2,042,380
                                                                   ------------
 Ports & Harbors Revenue Bonds - 2.11%
   Allegheny County Port Authority
    5.00% 3/1/29 (FGIC)                              4,000,000        4,077,000
   Delaware River Port Authority
    (Pennsylvania and New Jersey
    Port District Project) Series B
    5.70% 1/1/21 (FSA)                               8,560,000        9,366,695
   Erie Western Pennsylvania Port
    Authority General Revenue
    6.25% 6/15/10 (AMT)                              1,365,000        1,499,343
                                                                   ------------
                                                                     14,943,038
                                                                   ------------
*Pre-Refunded/Escrowed to Maturity Bonds - 13.59%
   Abington School District
    6.00% 5/15/26-06 (FGIC)                          6,000,000        6,827,700
   Chester Guaranteed Host Community
    Resource Recovery
    7.25% 12/1/05-03                                 2,110,000        2,402,699
   Dauphin County General Authority
    College Revenue (Holy Family
    College Project) 7.50% 12/1/19-04                3,025,000        3,321,783
   Delaware County Authority Revenue
    Health Facilities
    (Mercy Health Corp. Project)
    6.00% 12/15/26
    (Escrowed to Maturity)                           3,500,000        4,063,710
   Harrisburg Authority Office and
    Parking Revenue Series A
    6.00% 5/1/19-08                                  7,500,000        8,796,375
   Norwin Pennsylvania School District
    6.00% 4/1/30-10 (FGIC)                           2,000,000        2,372,940
   Pennsylvania State Higher Education
    Agency Assistance Capital Acquisition
    5.875% 12/15/30-10 (MBIA)                        7,385,000        8,798,341
   Pennsylvania State Higher Educational
    Facilities Authority College
    and University Revenue
    (LaSalle University Project)
    9.50% 5/1/03 (Escrowed to Maturity)                 70,000           71,013
    (University of the Arts Project)
    5.20% 3/15/25
    (Escrowed to maturity) (RADIAN)                  4,490,000        4,844,396

Statement                                   Delaware Tax-Free Pennsylvania Fund
  OF NET ASSETS (CONTINUED)



                                                       Principal       Market
                                                         Amount        Value

Municipal Bonds (continued)
*Pre-Refunded/Escrowed to Maturity Bonds (continued)
  Pennsylvania State Higher Educational
    Facilities Authority Revenue Series M
    5.75% 6/15/20-05 (AMBAC)                          $17,730,000   $19,535,092
  Philadelphia Authority for Industrial
    Development Commercial Revenue
    (Girard Estates Facilities
    Leasing Project) 5.00% 5/15/27
    (Escrowed to Maturity)                              4,500,000     4,549,905
  Philadelphia Authority for Industrial
    Development Revenue
    (Cathedral Village Project)
    7.25% 4/1/15-03                                     2,000,000     2,050,440
  Philadelphia Hospitals and Higher
    Education Facilities Authority
    Hospital Revenue
    (Presbyterian Medical Center Project)
    6.65% 12/1/19
    (Escrowed to Maturity)                             13,000,000    16,566,680
  Pittsburgh Water and Sewer Authority
    Revenue 7.25% 9/1/14
    (FGIC) (Escrowed to Maturity)                       9,000,000    11,376,180
  Pottsville School District
    9.375% 5/1/06 (AMBAC)
    (Escrowed to Maturity)                                730,000       814,001
                                                                    -----------
                                                                     96,391,255
                                                                    -----------
Public Utility District Revenue Bonds - 1.03%
  Philadelphia Gas Works Revenue
    General Ordinance 4th Series
    5.00% 8/1/32                                        7,200,000     7,271,424
                                                                    -----------
                                                                      7,271,424
                                                                    -----------
School District General Obligation Bonds - 3.26%
  Abington School District
    4.75% 3/15/33 (FGIC)                                2,170,000     2,161,342
  Canon McMillan School District
    Series B 5.25% 12/1/34 (FGIC)                       3,580,000     3,735,265
  East Allegheny School District
    5.00% 4/1/32 (FGIC)                                 2,000,000     2,035,000
  Greater Johnstown School District
    Series C 5.125% 8/1/25 (MBIA)                       7,500,000     7,739,849
  McGuffey School District
    5.125% 8/1/31 (FGIC)                                2,000,000     2,055,000
  Pennridge School District
    5.00% 2/15/29 (MBIA)                                2,300,000     2,347,932
  State Public School Building Authority
    (Daniel Boone School District Project)
    5.00% 4/1/28 (MBIA)                                 3,000,000     3,066,690
                                                                    -----------
                                                                     23,141,078
                                                                    -----------

                                                       Principal       Market
                                                         Amount        Value
Municipal Bonds (continued)
School Revenue Bonds - 0.73%
  Pennsylvania Economic Development
    Financing Authority School Revenue
    (Germantown Friends School Project)
    5.35% 8/15/31                                      $2,820,000   $ 2,911,143
  Pennsylvania State Public School
    Building Authority (Lehigh Career
    and Technical Institute Project)
    5.25% 10/1/32 (FGIC)                                2,140,000     2,238,889
                                                                    -----------
                                                                      5,150,032
                                                                    -----------
Single Family Housing Revenue Bonds - 4.03%
  Allegheny County Residential Finance
    Authority Mortgage Revenue
    Single Family
    Series II-2 5.90% 11/1/32
    (GNMA) (AMT)                                        1,055,000     1,112,350
    Series KK-2 5.40% 5/1/26
    (GNMA) (AMT)                                        3,020,000     3,109,966
  Pennsylvania Housing Finance Agency
    Single Family Mortgage
    Series 57A 6.15% 4/1/27  (FHA) (AMT)                5,000,000     5,268,450
    Series 66A 5.65% 4/1/29 (AMT)                       3,950,000     4,060,561
    Series 69A 6.25% 4/1/31  (FHA) (AMT)                  980,000     1,044,513
    Series 70A 5.90% 4/1/31 (AMT)                       8,250,000     8,687,744
    Series 72A 5.35% 10/1/31 (AMT)                      5,190,000     5,300,703
                                                                    -----------
                                                                     28,584,287
                                                                    -----------
Tax Increment/Special Assessment Bonds - 0.54%
  Allegheny County Redevelopment
    Authority Tax Increment Revenue
    (Waterfront Project) Series B
    6.00% 12/15/10                                      1,000,000     1,112,590
    6.40% 12/15/18                                      2,500,000     2,726,800
                                                                    -----------
                                                                      3,839,390
                                                                    -----------
Territorial Revenue Bonds - 0.24%
  Puerto Rico Commonwealth Highway
    and Transportation Authority Revenue
    Series E 5.50% 7/1/19 (FSA)                         1,450,000     1,690,903
                                                                    -----------
                                                                      1,690,903
                                                                    -----------
Transportation Revenue Bonds - 0.72%
  Pennsylvania Economic Development
    (Amtrak Project) Series A
    6.125% 11/1/21                                        700,000       632,919
    6.375% 11/1/41 (AMT)                                5,000,000     4,457,700
                                                                    -----------
                                                                      5,090,619
                                                                    -----------

Statement                                    Delaware Tax-Free Pennsylvania Fund
  OF NET ASSETS (CONTINUED)



                                                       Principal      Market
                                                         Amount        Value

Municipal Bonds (continued)
Turnpike/Toll Road Revenue Bonds - 2.50%
  Delaware River Toll Bridge
    5.00% 7/1/28                                      $ 3,000,000   $  3,039,240
  Pennsylvania State Turnpike Commission
    5.00% 7/15/31 (AMBAC)                               1,000,000      1,023,960
    5.00% 7/15/41 (AMBAC)                              11,000,000     11,119,350
    Series R 5.00% 12/1/30 (AMBAC)                      2,500,000      2,553,050
                                                                    ------------
                                                                      17,735,600
                                                                    ------------
Waste Disposal Revenue Bonds - 1.14%
  Chester Guaranteed Host Community
    Resource Recovery 7.25% 12/1/05                     4,065,000      4,140,487
  New Morgan Revenue Guaranteed
    8.00% 11/1/05                                       3,775,000      3,960,617
                                                                    ------------
                                                                       8,101,104
                                                                    ------------
Water & Sewer Revenue Bonds - 3.45%
  Dauphin County Industrial Development
    Authority Water Development Revenue
    (Dauphin Consolidated Water Supply
    General Waterworks Corp. Project)
    Series B 6.70% 6/1/17                               1,750,000      2,180,640
  Delaware County Industrial Development
    Authority Water Revenue
    (Philadelphia Suburban Water Project)
    6.00% 6/1/29 (FGIC) (AMT)                           3,000,000      3,326,460
    (Pennsylvania Suburban
    Water Co. Project) Series A
    5.15% 9/1/32 (AMBAC)                                2,000,000      2,022,160
  Erie Water Authority Water Revenue
    Series A 5.125% 12/1/25 (MBIA)                      4,000,000      4,120,040
  Philadelphia Water and
    WasteWater Revenue Series A
    5.00% 11/1/31 (FGIC)                                2,500,000      2,546,900
  Pittsburgh Water and Sewer
    Authority Revenue
    5.125% 12/1/31 (AMBAC)                             10,000,000     10,276,800
                                                                    ------------
                                                                      24,473,000
                                                                    ------------
Total Municipal Bonds
  (cost $650,894,274)                                                699,816,204
                                                                    ------------

Total Market Value of Securities - 98.68%
  (cost $650,894,274)                                                699,816,204
Receivables and Other Assets
  Net of Liabilities - 1.32%                                           9,336,941
                                                                    ------------
Net Assets Applicable to 87,089,071 Shares
  Outstanding - 100.00%                                             $709,153,145
                                                                    ============

Net Asset Value - Delaware Tax-Free
  Pennsylvania Fund Class A
  ($669,041,566 / 82,163,063 Shares)                                      $8.14
                                                                          -----
Net Asset Value - Delaware Tax-Free
  Pennsylvania Fund Class B
  ($34,914,403 / 4,287,758 Shares)                                        $8.14
                                                                          -----
Net Asset Value - Delaware Tax-Free
  Pennsylvania Fund Class C
  ($5,197,176 / 638,250 Shares)                                           $8.14
                                                                          -----

Components of Net Assets at February 28, 2003:
Shares of beneficial interest
    (unlimited authorization - no par)                             $686,266,992
Undistributed net investment income                                      61,159
Accumulated net realized loss on investments                        (26,096,936)
Net unrealized appreciation of investments                           48,921,930
                                                                   ------------
Total net assets                                                   $709,153,145
                                                                   ------------

 *For Pre-refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
**An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of February 28, 2003.
 +Non-income producing security. Security is currently in default.
++Zero coupon bond. The interest rate shown is the yield at the time of purchase.
 #Variable rate notes. The interest rate shown is the rate as of February 28, 2003.

Summary of Abbreviations:
ACA - Insured by American Capital Access
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
Connie Lee - Insured by the College Construction Insurance Association FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by the Radian Insurance, Inc.

Net Asset Value and Offering Price per Share -
 Delaware Tax-Free Pennsylvania Fund
Net asset value Class A (A)                                    $8.14
Sales charge (4.50% of offering price, or 4.67% of
 amount invested per share) (B)                                 0.38
                                                               -----
Offering price                                                 $8.52
                                                               -----

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

                                            Delaware Tax-Free Pennsylvania Fund
Statement                                   Year Ended February 28, 2003
  OF OPERATIONS


Investment Income:
  Interest                                                          $39,776,612
                                                                    -----------

Expenses:
 Management fees                                                      3,794,399
 Distribution expenses-Class A                                        1,488,270
 Distribution expenses-Class B                                          359,867
 Distribution expenses-Class C                                           48,772
 Dividend disbursing and transfer agent fees and expenses               443,941
 Accounting and administration expenses                                 319,931
 Reports and statements to shareholders                                  96,525
 Professional fees                                                       44,821
 Trustees' fees                                                          35,431
 Custodian fees                                                          26,430
 Registration fees                                                       17,412
 Other                                                                  210,813
                                                                    -----------
                                                                      6,886,612
 Less expenses paid indirectly                                          (34,902)
                                                                    -----------
 Total expenses                                                       6,851,710
                                                                    -----------
Net Investment Income                                                32,924,902
                                                                    -----------

Net Realized and Unrealized Gain on Investments:
 Net realized gain on investments                                     3,685,273
 Net change in unrealized appreciation/depreciation of investments   13,192,645
                                                                    -----------
Net Realized and Unrealized Gain on Investments                      16,877,918
                                                                    -----------

Net Increase in Net Assets Resulting from Operations                $49,802,820
                                                                    ===========

See accompanying notes

Statements                                   Delaware Tax-Free Pennsylvania Fund
  OF CHANGES IN NET ASSETS

                                                                                                  Year Ended
                                                                                            2/28/03          2/28/02
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                                   $ 32,924,902     $ 35,374,471
  Net realized gain (loss) on investments                                                    3,685,273         (765,404)
  Net change in unrealized appreciation/depreciation of investments                         13,192,645       12,279,948
                                                                                          ------------     ------------
  Net increase in net assets resulting from operations                                      49,802,820       46,889,015
                                                                                          ------------     ------------

Dividends and Distributions to Shareholders from:
  Net investment income:
   Class A                                                                                 (31,268,301)     (33,686,893)
   Class B                                                                                  (1,405,335)      (1,515,599)
   Class C                                                                                    (190,107)        (171,979)
                                                                                          ------------     ------------
                                                                                           (32,863,743)     (35,374,471)
                                                                                          ------------     ------------

Capital Share Transactions:
  Proceeds from shares sold:
   Class A                                                                                  22,550,093       20,695,442
   Class B                                                                                   2,879,696        3,840,994
   Class C                                                                                   1,135,289        1,018,173

  Net asset value of shares issued upon reinvestment of dividends and distributions:
   Class A                                                                                  18,247,357       19,264,863
   Class B                                                                                     776,667          839,323
   Class C                                                                                     124,928          112,515
                                                                                          ------------     ------------
                                                                                            45,714,030       45,771,310
                                                                                          ------------     ------------
  Cost of shares repurchased:
   Class A                                                                                 (69,727,930)     (64,122,257)
   Class B                                                                                  (7,146,477)      (4,090,600)
   Class C                                                                                    (701,092)        (574,645)
                                                                                          ------------     ------------
                                                                                           (77,575,499)     (68,787,502)
                                                                                          ------------     ------------
  Decrease in net assets derived from capital share transactions                           (31,861,469)     (23,016,192)
                                                                                          ------------     ------------
  Net Decrease in Net Assets                                                               (14,922,392)     (11,501,648)

Net Assets:
  Beginning of period                                                                      724,075,537      735,577,185
                                                                                          ------------     ------------
  End of period                                                                           $709,153,145     $724,075,537
                                                                                          ============     ============

See accompanying notes
inancial
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                 Delaware Tax-Free Pennsylvania Fund Class A
-------------------------------------------------------------------------------------------------------------------
                                                                                 Year Ended
                                                          2/28/03     2/28/02     2/28/01      2/29/00      2/28/99
Net asset value, beginning of period                     $  7.950    $  7.820     $  7.460    $  8.290     $  8.420

Income (loss) from investment operations:
Net investment income                                       0.374       0.387        0.402       0.410        0.415
Net realized and unrealized gain (loss) on investments      0.189       0.130        0.360      (0.830)      (0.034)
                                                         --------    --------     --------    --------     --------
Total from investment operations                            0.563       0.517        0.762      (0.420)       0.381
                                                         --------    --------     --------    --------     --------

Less dividends and distributions from:
Net investment income                                      (0.373)     (0.387)      (0.402)     (0.410)      (0.415)
Net realized gain on investments                               --          --           --          --       (0.096)
                                                         --------    --------     --------    --------     --------
Total dividends and distributions                          (0.373)     (0.387)      (0.402)     (0.410)      (0.511)
                                                         --------    --------     --------    --------     --------

Net asset value, end of period                           $  8.140    $  7.950     $  7.820    $  7.460     $  8.290
                                                         ========    ========     ========    ========     ========

Total return(1)                                             7.29%       6.78%       10.47%      (5.18%)       4.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $669,042    $682,030     $695,329    $716,646     $871,740
Ratio of expenses to average net assets                     0.92%       0.89%        0.92%       0.92%        0.95%
Ratio of net investment income to average net assets        4.69%       4.92%        5.26%       5.21%        4.96%
Portfolio turnover                                            18%         38%          23%         38%          41%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                    Delaware Tax-Free Pennsylvania Fund Class B
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              2/28/03     2/28/02      2/28/01     2/29/00      2/28/99
Net asset value, beginning of period                          $ 7.950     $ 7.820      $ 7.460     $ 8.290      $ 8.420

Income (loss) from investment operations:
Net investment income                                           0.312       0.324        0.341       0.347        0.348
Net realized and unrealized gain (loss) on investments          0.189       0.130        0.360      (0.830)      (0.034)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.501       0.454        0.701      (0.483)       0.314
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.311)     (0.324)      (0.341)     (0.347)      (0.348)
Net realized gain on investments                                   --          --           --          --       (0.096)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.311)     (0.324)      (0.341)     (0.347)      (0.444)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $ 8.140     $ 7.950      $ 7.820     $ 7.460      $ 8.290
                                                              =======     =======      =======     =======      =======

Total return(1)                                                 6.46%       5.93%        9.59%      (5.94%)       3.81%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $34,914     $37,533      $36,350     $37,390      $42,994
Ratio of expenses to average net assets                         1.70%       1.69%        1.72%       1.72%        1.75%
Ratio of net investment income to average net assets            3.91%       4.12%        4.46%       4.41%        4.16%
Portfolio turnover                                                18%         38%          23%         38%          41%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                    Delaware Tax-Free Pennsylvania Fund Class C
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              2/28/03     2/28/02      2/28/01     2/29/00      2/28/99
Net asset value, beginning of period                           $7.950      $7.820       $7.460      $8.290       $8.420

Income (loss) from investment operations:
Net investment income                                           0.312       0.324        0.340       0.347        0.355
Net realized and unrealized gain (loss) on investments          0.189       0.130        0.360      (0.830)      (0.034)
                                                               ------      ------       ------      ------       ------
Total from investment operations                                0.501       0.454        0.700      (0.483)       0.321
                                                               ------      ------       ------      ------       ------

Less dividends and distributions from:
Net investment income                                          (0.311)     (0.324)      (0.340)     (0.347)      (0.355)
Net realized gain on investments                               --          --           --          --           (0.096)
                                                               ------      ------       ------      ------       ------
Total dividends and distributions                              (0.311)     (0.324)      (0.340)     (0.347)      (0.451)
                                                               ------      ------       ------      ------       ------

Net asset value, end of period                                 $8.140      $7.950       $7.820      $7.460       $8.290
                                                               ======      ======       ======      ======       ======

Total return(1)                                                 6.46%       5.93%        9.58%      (5.94%)       3.81%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $5,197      $4,512       $3,898      $3,909       $3,963
Ratio of expenses to average net assets                         1.70%       1.69%        1.72%       1.72%        1.75%
Ratio of net investment income to average net assets            3.91%       4.12%        4.46%       4.41%        4.16%
Portfolio turnover                                                18%         38%          23%         38%          41%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

                                             Delaware Tax-Free Pennsylvania Fund
Notes                                        February 28, 2003
     TO FINANCIAL STATEMENTS




Delaware Group State Tax-Free Income Trust (the "Trust") is organized as a Delaware business trust and offers one series: Delaware Tax-Free Pennsylvania Fund. These financial statements and related notes pertain to Delaware Tax-Free Pennsylvania Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Prior to November 18, 2002, Class A shares were sold with a front-end sales charge of up to 3.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months.

The investment objective of Delaware Tax-Free Pennsylvania Fund is to seek a high level of current interest income exempt from federal income tax and certain Pennsylvania state and local taxes, consistent with the preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting - Investment income and common expenses are allocated to the classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $17,013 for the year ended February 28, 2003. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended February 28, 2003 were approximately $17,889. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and
   Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. The distribution fee for Class A is applied at the rate of 0.10% of the average daily net assets of Class A shares outstanding prior to June 1, 1992 and the current maximum rate, which is contractually limited by DDLP to 0.25% through April 30, 2004, of the average daily net assets of Class A shares issued thereafter. The current weighted average rate of the distribution fee for Class A shares is 0.22% of the average daily net assets.

At February 28, 2003, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                  $ 3,750
Dividend disbursing, transfer agent fees,
  accounting and other expenses payable to DSC            $10,502
Other expenses payable to DMC and affiliates              $18,849

For the year ended February 28, 2003, DDLP earned $61,257 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

Notes                                        Delaware Tax-Free Pennsylvania Fund
     TO FINANCIAL STATEMENTS (CONTINUED)



3. Investments
For the year ended February 28, 2003, the Fund made purchases of $125,389,177 and sales of $160,864,891 of investment securities other than short-term investments.

At February 28, 2003, the cost of investments for federal income tax purposes was $655,590,084. At February 28, 2003, the net unrealized appreciation was $44,226,120 of which $49,836,081 related to unrealized appreciation of investments and $5,609,961 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended February 28, 2003 and 2002 was as follows:

                                              2003                 2002
Tax-Exempt Distributions                  $32,863,743          $35,374,471

As of February 28, 2003, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                               $ 686,266,992
Undistributed tax-exempt income                                    61,159
Capital loss carryforwards                                    (21,401,126)
Unrealized appreciation of investments                         44,226,120
                                                            -------------
Net assets                                                  $ 709,153,145
                                                            =============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $11,916,168 expires in 2008, $8,323,306 expires in 2009, and $1,161,652 expires in 2010.

5. Capital Shares
Transactions in capital shares were as follows:

                                                           Year Ended
                                                    2/28/03            2/28/02
Shares sold:
  Class A                                         2,826,359           2,632,721
  Class B                                           360,790             489,647
  Class C                                           142,613             128,723

Shares issued upon reinvestment of
  dividends and distributions:
  Class A                                         2,292,826           2,450,416
  Class B                                            97,638             106,747
  Class C                                            15,684              14,311
                                                 ----------          ----------
                                                  5,735,910           5,822,565
                                                 ----------          ----------
Shares repurchased:
  Class A                                        (8,759,159)
  Class B                                          (892,520)           (521,090)
  Class C                                           (87,684)            (73,725)
                                                 ----------          ----------
                                                 (9,739,363)         (8,757,686)
                                                 ----------          ----------
Net decrease                                     (4,003,453)         (2,935,121)
                                                 ==========          ==========

For the year ended February 28, 2003, 333,203 Class B shares were converted to 333,203 Class A shares valued at $2,687,259. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statement of Changes in Net Assets.

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each funds' allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of February 28, 2003, or at any time during the year.

7. Credit and Market Risks
The Fund concentrates its investments in securities issued by Pennsylvania municipalities. The value of these investments may be adversely affected by new legislation within Pennsylvania, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

8. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended February 28, 2003, the Fund designated distributions paid during the year as follows:

        (A)                 (B)
     Long-Term            Ordinary             (C)
   Capital Gains           Income           Tax-Exempt             Total
   Distributions       Distributions       Distributions       Distributions
    (Tax Basis)         (Tax Basis)         (Tax Basis)         (Tax Basis)
   -------------       -------------       -------------       -------------
        0%                  0%                 100%                100%

Items (A), (B) and (C) are based on a percentage of the Fund's total distributions.

Report
     OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Delaware Group State Tax-Free Income Trust -
Delaware Tax-Free Pennsylvania Fund

We have audited the accompanying statement of net assets of Delaware Tax-Free Pennsylvania Fund (the "Fund") as of February 28, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Tax-Free Pennsylvania Fund at February 28, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP


Philadelphia, Pennsylvania
April 1, 2003

Board of Trustees/Officers
     of Delaware Investments Family of Funds

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

   David K. Downes(2)           President,           10 Years -              Mr. Downes has            107     Director/President -
   2005 Market Street        Chief Executive      Executive Officer       served in various                      Lincoln National
   Philadelphia, PA             Officer,                                 executive capacities                 Convertible Securities
        19103                Chief Financial      4 Years - Trustee       at different times                        Fund, Inc.
                           Officer and Trustee                         at Delaware Investments(1)
   January 8, 1940                                                                                             Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

   Walter P. Babich              Trustee              15 Years              Board Chairman -           107             None
   2005 Market Street                                             Citadel Construction Corporation
   Philadelphia, PA                                                        (1989 - Present)
        19103

   October 1, 1927

   John H. Durham                Trustee             24 Years(3)           Private Investor            107            Trustee -
  2005 Market Street                                                                                             Abington Memorial
  Philadelphia, PA                                                                                                    Hospital
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation


   John A. Fry                   Trustee              2 Years                 President -               89(4)          None
 2005 Market Street                                                    Franklin & Marshall College
 Philadelphia, PA                                                        (June 2002 - Present)
      19103
                                                                        Executive Vice President -
                                                                        University of Pennsylvania
   May 28, 1960                                                          (April 1995 - June 2002)

  Anthony D. Knerr               Trustee              10 Years        Founder/Managing Director -      107             None
 2005 Market Street                                                    Anthony Knerr & Associates
 Philadelphia, PA                                                       (Strategic Consulting)
      19103                                                                (1990 - Present)

   December 7, 1938

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years       by Trustee/Officer  Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

   Ann R. Leven                  Trustee              14 Years       Treasurer/Chief Fiscal Officer -  107            Director -
 2005 Market Street                                                        National Gallery of Art               Recoton Corporation
 Philadelphia, PA                                                              (1994 - 1999)
      19103                                                                                                          Director -
                                                                                                                    Systemax, Inc.
   November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

   Thomas F. Madison             Trustee              9 Years                President/Chief           107       Director - Valmont
   2005 Market Street                                                      Executive Officer -                    Industries, Inc.
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                   Director - ACI
                                                                            and Consulting)                       Telecentrics Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

   Janet L. Yeomans              Trustee              4 Years            Vice President/Mergers &      107             None
   2005 Market Street                                                         Acquisitions -
   Philadelphia, PA                                                           3M Corporation
        19103                                                            (January 2003 - Present)

                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

Officers

   Jude T. Driscoll           Executive Vice          2 Years    President and Chief Executive Officer 107             None
   2005 Market Street         President and                          of Delaware Investments(1)
    Philadelphia, PA             Head of                               (January 2003-Present)
       19103                  Fixed-Income
                                                                     Executive Vice President and
   March 10, 1963                                                       Head of Fixed-Income of
                                                                     Delaware Investment Advisers,
                                                                        a series of Delaware
                                                                       Management Business Trust
                                                                     (August 2000 - January 2003)

                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Officer         Officer
-----------------------------------------------------------------------------------------------------------------------------------
Officers (continued)

   Richelle S. Maestro      Senior Vice President,    4 Years        Ms. Maestro has served in         107             None
   2005 Market Street          General Counsel                     various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in        107             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.

(2) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.

(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.

(4) Mr. Fry is not a Trustee of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

                      This page intentionally left blank.

Delaware Investments
     FAMILY OF FUNDS

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group                                   Fixed Income Group
Delaware American Services Fund                       Corporate and Government
Delaware Growth Opportunities Fund                    Delaware American Government Bond Fund
Delaware Select Growth Fund                           Delaware Corporate Bond Fund
Delaware Small Cap Growth Fund                        Delaware Delchester Fund
Delaware Technology and Innovation Fund               Delaware Diversified Income Fund
Delaware Trend Fund                                   Delaware Extended Duration Bond Fund
Delaware U.S. Growth Fund                             Delaware High-Yield Opportunities Fund
                                                      Delaware Limited-Term Government Fund
Value-Equity Group                                    Delaware Strategic Income Fund
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund                       Money Market
Delaware REIT Fund                                    Delaware Cash Reserve Fund
Delaware Small Cap Value Fund                         Delaware Tax-Free Money Fund

International Group                                   Municipal (National Tax-Exempt)
(DIAL-Delaware International Advisers Ltd.)           Delaware National High-Yield Municipal Bond Fund
Delaware Emerging Markets Fund                        Delaware Tax-Free Insured Fund
Delaware International Small Cap Value Fund           Delaware Tax-Free USA Fund
Delaware International Value Equity Fund              Delaware Tax-Free USA Intermediate Fund

Blend Mutual Funds                                    Municipal (State-Specific Tax-Exempt)
Delaware Balanced Fund                                Delaware Tax-Free Arizona Fund
Delaware Core Equity Fund                             Delaware Tax-Free Arizona Insured Fund
Delaware Devon Fund                                   Delaware Tax-Free California Fund
Delaware Social Awareness Fund                        Delaware Tax-Free California Insured Fund
                                                      Delaware Tax-Free Colorado Fund
Structured Equity Products Group                      Delaware Tax-Free Florida Fund
Delaware Diversified Growth Fund                      Delaware Tax-Free Florida Insured Fund
Delaware Diversified Value Fund                       Delaware Tax-Free Idaho Fund
Delaware Group Foundation Funds                       Delaware Minnesota High-Yield Municipal Bond Fund
   Delaware Growth Allocation Portfolio               Delaware Tax-Free Minnesota Fund
   Delaware Balanced Allocation Portfolio             Delaware Tax-Free Minnesota Insured Fund
   Delaware Income Allocation Portfolio               Delaware Tax-Free Minnesota Intermediate Fund
                                                      Delaware Tax-Free Missouri Insured Fund
                                                      Delaware Tax-Free New York Fund
                                                      Delaware Tax-Free Oregon Insured Fund
                                                      Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Tax-Free Pennsylvania Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Pennsylvania Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                                Affiliated Officers                           Contact Information
Walter P. Babich                                 Jude T. Driscoll                              Investment Manager
Board Chairman                                   President and Chief Executive Officer         Delaware Management Company
Citadel Constructors, Inc.                       Delaware Management Holdings, Inc.            Philadelphia, PA
King of Prussia, PA                              Philadelphia, PA
                                                                                               International Affiliate
David K. Downes                                  Richelle S. Maestro                           Delaware International Advisers Ltd.
President and Chief Executive Officer            Senior Vice President,                        London, England
Delaware Investments Family of Funds             General Counsel and Secretary
Philadelphia, PA                                 Delaware Investments Family of Funds          National Distributor
                                                 Philadelphia, PA                              Delaware Distributors, L.P.
John H. Durham                                                                                 Philadelphia, PA
Private Investor                                 Michael P. Bishof
Gwynedd Valley, PA                               Senior Vice President and Treasurer           Shareholder Servicing, Dividend
                                                 Delaware Investments Family of Funds          Disbursing and Transfer Agent
John A. Fry                                      Philadelphia, PA                              Delaware Service Company, Inc.
President                                                                                      2005 Market Street
Franklin & Marshall College                                                                    Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                               For Shareholders
Anthony D. Knerr                                                                               800 523-1918
Consultant
Anthony Knerr & Associates                                                                     For Securities Dealers and Financial
New York, NY                                                                                   Institutions Representatives Only
                                                                                               800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                                          Web site
National Gallery of Art                                                                        www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN


(7558)                                                        Printed in the USA
AR-007 [2/03] IVES 4/03                                                    J9106